UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09090

AMERISTOCK MUTUAL FUND, INC.
(Exact name of registrant as specified in charter)

1320 Harbor Bay Parkway, Suite 145, Alameda, California			94502
(Address of principal executive offices)			(Zip code)

Nicholas D. Gerber 1320 Harbor Bay Parkway, Suite 145 Alameda, California 94502
(Name and address of agent for service)

Copy to:

W. Thomas Conner, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, DC 20004-2415

Registrant’s telephone number, including area code:		(510) 522-3336

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2006

Item 1 - Reports to Stockholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT

December 31, 2006

AMERISTOCK MUTUAL FUND, INC.

TABLE OF CONTENTS

MANAGER’S COMMENTARY*	4

FUND EXPENSES	9

SCHEDULE OF INVESTMENTS	10

STATEMENT OF ASSETS AND LIABILITIES	12

STATEMENT OF OPERATIONS	13

STATEMENTS OF CHANGES IN NET ASSETS	14

FINANCIAL HIGHLIGHTS	15

NOTES TO FINANCIAL STATEMENTS	16

*The Manager’s Commentary included in this shareholder report may contain forward-looking statements about factors that may affect the performance of the Fund in the future and about anticipated events relating to the Fund specifically. These statements are based on Fund management’s predictions, expectations and current plans relating to future events. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause Fund management to change its strategies and plans from those currently anticipated.

MANAGER’S COMMENTARY

	1	3	5	10
	Year	Years	Years	Years
Ameristock Mutual Fund	17.94%	6.52%	4.25%	10.48%
S&P 500	15.79%	10.45%	6.19%	8.42%
Dow Industrials	19.05%	8.44%	6.81%	8.91%

The performance data is for the period ended 12/31/2006. Average annual total returns reflect reinvestment of all dividends and capital gains distributions. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com. The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Dow Jones Industrial Average is a stock market indicator consisting of the average of 30 of the largest and most widely held public companies in the United States.

4th Quarter Scorecard

Although the 4th quarter came in a little weak relative to the S&P 500, it detracted little from the strong overall performance for the year. Our relative underperformance this quarter was due to: (1) the Fund’s underweighting in the Energy and Consumer Discretion sectors relative to the S&P 500 and (2) our new position in the Financial sector not having participated (at least not yet). We added Progressive and replaced Allstate. We’ll discuss this more later.

Calendar Year Performance

For the year, we outperformed the S&P 500 Index. It has been awhile since we could say this. And we want to thank our long-term faithful investors for their continued patience. Telecom and Healthcare were the two biggest contributing factors. These are the same two sectors that caused much of our consternation in the prior years when we underperformed relative to the S&P 500. We suppose we were eventually proved correct but it sure took much longer than we anticipated.

What a difference a year can make. We entered 2006 anticipating a good year as the macro factors looked positive for large-cap “value” oriented stocks. Much of what we anticipated came to fruition. Looking forward we believe those factors continue to be in place to benefit large-cap stocks that pay attractive dividends.

Our sector weightings changed over the course of the year. Most noticeably, we’ve reduced our exposure to two sectors that we were long over-weighted in relative to the S&P 500 and increased exposure to a sector we were long under-weighted in relative to the S&P 500. We reduced our healthcare weighting from 15.7% to 11.7% and telecom weighting from 13.6% to 4.1%. Conversely, we increased our weighting in technology from 8.6% to 17.3% this calendar year.

One unintended consequence of this action is that we may end up being classified as a large-cap core or blend fund rather than a value fund by various rating services. This is out of our control. But rest assured our strategy and philosophy has not changed.

Specific Stocks

One new stock was added to the portfolio (other than due to a stock spinoff), Progressive (PGR). PGR replaced a long held position, Allstate. Both companies exhibit similar fundamental attributes. We initially held back on making the switch because of the more attractive dividend Allstate paid versus Progressive. However, we feel the long-term growth prospects for Progressive are brighter than Allstate’s.

PGR’s history dates back to 1937. It has innovated its way to be the 3rd largest auto insurance company in the country. If you like GEICO or Dell and their business model, then you should like PGR because it has similar characteristics. PGR sells direct to consumers as well as through independent agents. It employs technology in a value added way. For example Progressive (aptly named) was the first major auto insurer to use the internet on an interactive basis - not just to convey information.

In prior reports, we mentioned that we have loosened our criteria a bit for adding and getting rid of stocks. This past quarter we sold the fund’s entire positions in Merrill Lynch and Disney. We increased the Fund’s exposure to technology by upping our weighting in Microsoft, Texas Instruments, and Intel to the highest tier at 4%. It’s not so much that we disliked Merrill Lynch and Disney, but that we saw greater value and growth prospects in the latter three.

Let us highlight our approach in increasing the Fund’s exposure in these 3 companies.

Microsoft (MSFT): During the 4th quarter we continued to build our position in arguably the most dominant software company in the world. MSFT continue to diversify and expand its presence in markets such as music and games. We have owned MSFT since the portfolio’s inception but never at the 4% tier. What has changed is that since 2001 (the year after the tech market correction), MSFT’s sales and income have been strong but its stock price has fallen. Per-share earnings from continuing operations have grown at a nearly 12% annual rate since 2001. Revenue per share also grew at around 13% annually. The company also started paying a dividend during this period.

During these good times for the firm, its stock has gone from around $33 a share at the end of 2001 to about $30 at the time of this writing.

Intel (INTC): We have owned INTC since the portfolio’s inception but rarely at the 4% level. INTC fundamentals paint an even more interesting picture. Since 2001, earnings per share from continuing operations grew at about a 35% annual rate. Even though revenue per share has not kept pace with earnings, INTC’s duo-core processor and its new quad-core processor plus further developments in its pipeline, position the company to accelerate revenue growth and gain market share over its closest competitor.

Dividends have also increased, going from $0.08 a share in 2001 to $0.40 a share in 2006. That represents an annual growth rate of nearly 50% and a current yield of nearly 2%. Yet the stock price went from $31.45 at the end of 2001 to about $20 as of this writing. We believe that a company investing in its growth as well as raising dividends bodes well for its future.

Finally, Texas Instruments (TXN): This was a stock we added to the Fund in the middle of 2001. We later reduced our weighting but re-upped it to 4% this past quarter. We have seen this stock go from negative earnings in 2001 to strong positive earnings per share the past 3 years. This stock’s PE historically has been in mid 20’s or higher. It is around 10 as of this writing. We have seen revenue per share grow at an annual rate of around 15% since 2001. Yet the stock price has barely budged. At the end of 2001 it was $28. It resides around $29 at this writing. Dividends have grown at a rate of 20% these past couple of years after being flat for a number of years.

We invest in great businesses not just great stocks. These three technology stocks illustrate that concept. These are great companies that are the without question leaders in their industry, and we feel that these stocks are undervalued and present compelling upside opportunities.

Closing

We like to say we are the fund for “widows and orphans.” To us that means striving to produce results that are less volatile than the general market. If we can hold up well in bad periods even if that means not garnering the highest returns in good periods, we and our investors can sleep well at nights.

Thank you for investing in the Ameristock Mutual Fund and please tell your friends about us. Our number is (800) 394-5064 or
(303) 623-2577.

Andrew Ngim	Nicholas Gerber
(January 9, 2007)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

IN THE AMERISTOCK FOCUSED MUTUAL FUND (AMSTX)

AND THE S & P 500 INDEX

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Index performance set forth above reflects the reinvestment of dividends. It is an unmanaged index and therefore does not reflect any management fees or transaction costs.

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 2006

Ameristock Mutual Fund, Inc.	Return
1 Year	17.94%
5 Years	4.25%
10 Years	10.48%
Since Inception
08/31/95	12.89%

CALENDAR YEAR RETURNS

Calendar Year Returns	AMSTX	S&P 500 Index
2006	17.94%	15.79%
2005	-2.88%	4.91%
2004	5.52%	10.88%
2003	21.27%	28.67%
2002	-16.00%	-22.09%
2001	1.25%	-11.88%
2000	20.70%	-9.10%
1999	2.73%	21.04%
1998	31.98%	28.58%
1997	32.86%	33.75%
1996	27.68%	22.94%

Average annual total returns and annual returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 8/31/95. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com.

SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF DECEMBER 31, 2006

TOP 10 EQUITY HOLDINGS*
AS OF DECEMBER 31, 2006

Company	% of Net Assets
CitiGroup Inc.	4.53%
Bank of America Corp.	4.44%
The Progressive Corp.	4.31%
Sara Lee Corp.	4.30%
Dell Inc.	4.28%
Microsoft Corp.	4.10%
Washington Mutual Inc.	3.98%
Texas Instruments Inc.	3.88%
Intel Corp.	3.84%
International Business Machines	2.87%

*Top ten holdings are subject to change, and there are no guarantees that the Fund will remain Invested in any particular company or holding.

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

As a shareholder of a mutual fund, you may incur two potential types of costs, transaction costs and ongoing costs. In the case of the Fund, you generally will not incur transaction costs such as sales charges (loads) and redemption fees, although financial intermediaries such as broker-dealers and banks through which Fund shares may be purchased may charge transaction-related fees. You do incur ongoing costs as a Fund shareholder, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2006 and held until December 31, 2006.

Actual Return.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction fees, such as sales charges (loads) and redemption fees that may be charged. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account	Ending Account	Expense Paid
	Value at	Value at	During Period*
	07/01/06	12/31/06	07/01/06 to 12/31/06
Actual Fund Return	$1,000.00	$1,122.90	$4.19
Hypothetical Fund Return	$1,000.00	$1,021.26	$3.99

* Expenses are equal to the Ameristock Mutual Fund’s annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year/365 (to reflect the half-year period).

SCHEDULE OF INVESTMENTS

December 31, 2006 (Unaudited)

				Shares or
				Principal	Market
Industry		Company	Symbol	Amount	Value

Common Stocks

Apparel
Manufacturers	0.75%	Hanesbrands Inc.*	HBI	189,975	$4,487,209

Banking	17.02%	Bank of America Corp.	BAC	500,754	26,735,256
		CitiGroup Inc.	C	489,816	27,282,751
		PNC Financial Services
		Group Inc.	PNC	166,686	12,341,432
		Wachovia Corp.	WB	213,300	12,147,435
		Washington Mutual Inc.	WM	526,000	23,927,740

Capital Goods	3.26%	Boeing Co.	BA	37,960	3,372,366
		Caterpillar Inc.	CAT	72,400	4,440,292
		General Electric Co.	GE	317,905	11,829,245

Chemicals & Fertilizer	4.46%	Dow Chemical Co.	DOW	371,880	14,852,887
		Du Pont de Nemours & Co.	DD	245,600	11,963,176

Consumer Staples	13.50%	Coca-Cola Co.	KO	289,380	13,962,585
		Colgate-Palmolive Co.	CL	188,500	12,297,740
		McDonalds Corp.	MCD	87,700	3,887,741
		Pepsico Inc.	PEP	206,960	12,945,348
		Procter & Gamble Co.	PG	191,200	12,288,424
		Sara Lee Corp.	SLE	1,519,800	25,882,194

Diversified	1.96%	3M Co.	MMM	151,520	11,807,954

Electronics	14.87%	Dell Inc.*	DELL	1,027,700	25,784,993
		Intel Corp.	INTC	1,141,160	23,108,490
		International Business
		Machines	IBM	177,600	17,253,840
		Texas Instruments Inc.	TXN	811,000	23,356,800

Healthcare	11.41%	Abbott Laboratories	ABT	251,060	12,229,132
		Bristol-Myers Squibb Co.	BMY	561,740	14,784,997
		Johnson & Johnson	JNJ	186,680	12,324,614
		Merck & Co. Inc.	MRK	276,940	12,074,584
		Pfizer Inc.	PFE	516,680	13,382,012
		Wyeth	WYE	76,000	3,869,920

Insurance	4.31%	The Progressive Corp.	PGR	1,070,000	25,915,400

The accompanying notes are an integral part of the financial statements

December 31, 2006 (Unaudited)

				Shares or
				Principal	Market
Industry		Company	Symbol	Amount	Value

Media	0.08%	Idearc Inc.*	IAR	16,390	$469,574

Oil & Gas	6.06%	BP PLC (ADR)	BP	184,308	12,367,067
		ChevronTexaco Corp.	CVX	163,228	12,002,155
		Exxon Mobil Corp.	XOM	158,200	12,122,866

Retailing	3.70%	Home Depot Inc.	HD	255,595	10,264,695
		Wal-Mart Stores Inc.	WMT	260,200	12,016,036

Services - Data Processing	0.94%	Automatic Data
		Processing Inc.	ADP	114,600	5,644,050

Software	4.10%	Microsoft Corp.	MSFT	826,560	24,681,082

Telecommunications	6.53%	AT&T	T	397,343	14,205,012
		Comcast Corp.*	CMCSA	304,422	12,886,184
		Verizon Communications Inc.	VZ	327,809	12,207,607

Thrift and Mortgage	2.14%	Fannie Mae	FNM	217,370	12,909,604

Utilities	2.29%	Duke Energy Corp.	DUK	415,333	13,793,209

Total Common Stocks	97.38%	(Cost $532,150,374)			$586,105,698

U.S. Government Agency Obligations
Federal Home Loan Bank Discount Note 4.62%, Due 01/02/2007				$14,503,000	14,497,416

Total U.S. Government Agency Obligations
	2.41%	(Cost $14,497,416)			14,497,416
Total Investments	99.79%	(Cost $546,647,790)			$600,603,114
Other Assets in Excess of Liabilities	0.21%				1,246,387

Net Assets	100.00%	Equivalent to $43.79 per share on 13,745,523 shares of Capital Stock Outstanding			$601,849,501

*Non-Income Producing

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006 (Unaudited)

Assets:
Investment Securities at Market Value (cost - see below)	$600,603,114
Cash	215
Accounts Receivable
Fund Shares Sold	1,592,243
Dividends	676,875
Total Assets:	602,872,447

Liabilities:
Accounts Payable
Fund Shares Redeemed	605,794
Accrued Management Fee	374,009
Accrued Director’s	43,143
Total Liabilities:	1,022,946
Net Assets	$601,849,501

Net Assets consist of:
Capital Paid In	$546,162,987
Accumulated Undistributed Net Investment Income	20,693
Accumulated Net Realized Gain on Investments	1,710,497
Net Unrealized Appreciation on Investments Based on Identified Cost	53,955,324
Net Assets	$601,849,501

Net Asset Value Per Share
Net Assets	$601,849,501
Shares of Capital Stock Outstanding (100 Million shares, $.005 par value authorized)	13,745,523
Net Asset Value	$43.79
Redemption Price per share	$43.79
Cost of Investments	$546,647,790

The accompanying notes are an integral part of the financial statements

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2006 (Unaudited)

Investment Income:
Dividends	$7,947,494
Interest	307,776
Total Investment Income	8,255,270

Expenses:
Management Fee (Note 2)	2,387,813
Total Expenses	2,387,813
Net Investment Income	5,867,457

Realized and Unrealized Gain on Investments
Net Realized Gain on Investments	13,861,784
Net Change in Unrealized Appreciation / Depreciation on Investments	50,333,684
Net Realized and Unrealized Gain on Investments	64,195,468
Net Increase in Net Assets Resulting from Operations	$70,062,925

The accompanying notes are an integral part of the financial statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended	For the Year Ended
	December 31, 2006	June 30, 2006
	(Unaudited)
From Operations:
Net Investment Income	$5,867,457	$19,032,090
Net Realized Gain / (Loss) on Investments	13,861,784	(7,985,686)
Net Change in Unrealized Appreciation / Depreciation on Investments	50,333,684	18,146,879
	70,062,925	29,193,283

Distributions to Shareholders:
Net Investment Income	(21,963,550)	(19,000,276)
	(21,963,550)	(19,000,276)
Share Transactions:
Shares Sold	59,198,627	106,852,775
Shares Issued as Reinvestment of Dividends and Distributions	21,193,945	18,477,838
Cost of Shares Redeemed	(138,247,058)	(732,459,545)
	(57,854,486)	(607,128,932)

Net Decrease in Net Assets	(9,755,111)	(596,935,925)

Net Assets:
Beginning of Period	611,604,612	1,208,540,537
End of Period*	$601,849,501	$611,604,612

*Includes Accumulated Undistributed Net Investment Income of	$20,693	$16,116,786

The accompanying notes are an integral part of the financial statements

FINANCIAL HIGHLIGHTS

Selected Data for a Share of Common Stock Outstanding Throughout the Periods Indicated:

	For the Six
	Months Ended
	December 31,		Year Ended June 30,
	2006		2006	2005	2004	2003	2002
	(Unaudited)
Net Asset Value at Beginning of Year	$40.45		$39.66	$39.54	$35.93	$37.57	$42.18
Net Investment Income(1)	0.41		0.87	0.83	0.75	0.66	0.53
Net Gains (Losses) on Securities - Realized and Unrealized	4.57		0.79	0.33	3.49	(1.40)	(4.81)
Total From Investment Operations	4.98		1.66	1.16	4.24	(0.74)	(4.28)

Dividend Distribution
Net Investment Income	(1.64)		(0.87)	(1.04)	(0.63)	(0.41)	(0.29)
Capital Gains	0.00		0.00	00.00	0.00	(0.49)	(0.04)
Total Distributions	(1.64)		(0.87)	(1.04)	(0.63)	(0.90)	(0.33)
Net Asset Value at End of Year	$43.79		$40.45	$39.66	$39.54	$35.93	$37.57
Total Return	12.29	%(2)	4.27%	2.89%	11.88%	(1.77)%	(10.19)%
Ratios/Supplemental Data
Net Assets End of Year (millions)	$601.85		$611.60	$1,208.54	$1,870.06	$1,601.41	$1,468.39
Ratio of Expenses to Average Net Assets	0.78	%(3)	0.79%	0.77%	0.77%	0.78%	0.77%
Ratio of Net Investment Income to Average Net Assets	1.92	%(3)	2.21%	2.10%	1.96%	1.97%	1.31%
Portfolio Turnover Rate(4)	13.11%		9.61%	0.00%	5.96%	3.21%	13.71%

(1) Based on Average Shares Outstanding.

(2) Total returns for periods less than one year are not annualized.

(3) Annualized.

(4) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2006 were $77,483,250 and $149,253,316, respectively.

The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

The Ameristock Mutual Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund’s investment objective is to seek total return through capital appreciation and current income by investing primarily in equity securities, and under normal market conditions the Fund will invest at least 80% of the value of its net assets in common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $0.005 per share.

SECURITY VALUATION

Investments in securities are carried at market value. All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange (NYSE). If on a particular day an exchange-listed security does not trade, then the mean between the closing bid and asked prices will be used. In the case of securities listed on more than one national securities exchange the last quoted sale, up to the time of valuation, on the exchange on which the security is principally traded should be used. If there were no sales on that exchange, the last quoted sale on the other exchange should be used.

For securities that are traded on NASDAQ, the NASDAQ Official Closing Price or NASDAQ Closing Cross price is used, whichever is available. All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE. If a nonexchange listed security does not trade on a particular day, or if a last sales price, Official Closing Price or Closing Cross price is not available, then the mean between the closing bid and asked price will be used.

Debt securities are valued by using market quotations or a matrix method provided by the Fund’s pricing service. If prices are not available from the pricing service, then quotations will be obtained from broker/dealers and the securities will be valued at the mean between the bid and the offer.

Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

The cost of securities sold is determined on the identified cost basis. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Security transactions are recorded on the dates transactions are entered into, which is the trade date.

INCOME

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, neither the Fund nor the Trust is subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year.

It is the policy of the Fund and the Trust to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the policy of the Fund and the Trust to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

At June 30, 2006, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring
2012	$198,670

The Fund used capital loss carryforwards of $3,966,931 during the year ended June 30, 2006.

The Fund intends to elect to defer to its fiscal year ending June 30, 2007, approximately $10,756,670 of losses recognized during the period from November 1, 2005 to June 30, 2006.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholders distributions be reclassified to paid-in-capital or gains/losses.

REPURCHASE AGREEMENTS

The Fund, through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least 102% of the resale price. The Fund’s adviser is responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the resale price.

NEw ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation

No. 48 is effective for fiscal periods beginning after December 15, 2006. As such, any necessary adjustments pursuant to the Interpretation will be reflected on the Semi-Annual report for the period ending December 31, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. At this time, Management believes that the adoption of FIN 48 will have no impact on the financial statements of the Fund.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Funds’ financial statement disclosures.

2. INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into an investment advisory agreement with Ameristock Corporation (the “Adviser”). The Adviser receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund’s average daily net assets for the first $100 million in net assets and 0.75% of average daily net assets in excess of $100 million. The Adviser pays all operating expenses of the Fund except for taxes, interest, brokerage commissions, noninterested directors fees and extraordinary expenses. The Adviser earned management fees of $2,387,813 from the Fund for the six months ended December 31, 2006.

3. RELATED PARTY TRANSACTIONS

Certain owners of the Adviser are also owners and or directors of the Fund. These individuals may receive benefits from any management fees paid to the Adviser.

Shareholders holding more than 5% of the Fund’s outstanding shares as of December 31, 2006 constituted 75.83% of the Ameristock Mutual Fund, Inc. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2006, Charles Schwab & Co. for the benefit of its customers owned of record in aggregate more than 56.57% of the Ameristock Mutual Fund, Inc.

The Directors of the Fund who are employees or Directors of the Investment Adviser receive no compensation from the Fund. Each of the Independent Directors is paid $28,000 per year, payable quarterly and is reimbursed for the expenses of attending meetings.

4. CAPITAL STOCK AND DISTRIBUTION

At December 31, 2006, 100 million shares of capital ($.005 par value) were authorized, and paid in capital amounted to $546,162,987 for the Fund.

	For the Six Months	For the Year
	Ended	Ended
	12/31/06	06/30/06
Shares Sold	1,395,536	2,696,445
Shares Issued in Reinvestment of Dividends and Distributions	481,998	475,367
Total	1,877,534	3,171,812
Shares Redeemed	3,253,053	(18,523,965)
Net Increase / (decrease) in Shares	(1,375,519)	(15,352,153)
Shares Outstanding–Beginning of Period	15,121,042	30,473,195
Shares Outstanding–End of Period	13,745,523	15,121,042

5. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

As of December 31, 2006

Gross Appreciation (excess of value over tax cost)	$96,784,219
Gross Depreciation (excess of tax cost over value)	(42,828,895)
Net Unrealized Appreciation	$53,955,324
Cost of Investments for Income Tax Purposes	$546,647,790

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

6. CLASSIFICATION OF DISTRIBUTIONS

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Net assets were unaffected by the reclassifications.

The tax character of the distributions paid during the year ended June 30, 2006, and the year ended June 30, 2005, were as follows:

	Year ended	Year ended
	6/30/06	6/30/05
Distributions paid from:
Ordinary Income	$19,000,276	$43,716,001
Long-Term Capital Gain	—	—
Total	$19,000,276	$43,716,001

As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

Accumulated Undistributed Net Investment Income	$16,116,786
Accumulated Net Realized Loss	(10,955,340)
Total	$5,161,446

7. SECURITIES LENDING

The Fund receives compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned plus accrued interest. Gain or loss in the market value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. At December 31, 2006, the Fund had no securities on loan.

8. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-394-5064 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

9. SUBSEQUENT EVENT

Effective January 5, 2007, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, replaced U.S. Bank as the Custodian of the Fund’s investments.

Investment Adviser
Ameristock Corporation
1320 Harbor Bay Parkway, Suite 145
Alameda, California 94502

Administrator, Bookkeeping and Pricing Agent and Transfer Agent
ALPS Fund Services, Inc.
1625 Broadway, Suite 2200
Denver, Colorado 80202

Distributor
ALPS Distributors, Inc.
1625 Broadway, Suite 2200
Denver, Colorado 80202

Custodian
Brown Brothers Harriman & Co. (as of January 5, 2007)
40 Water Street
Boston, Massachusetts 02109

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Directors
Alev M. Efendioglu
Nicholas D. Gerber
Stephen J. Marsh
Andrew F. Ngim
Steven A. Wood

A description of the polices and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities of the Fund is available (i) without a charge by calling 1(800)394-5064; and (ii) on the Securities and Exchange Commission website at www.sec.gov. Information regarding how the Fund voted such proxies during the 12 month period ended June 30, 2006 is also available (i) without a charge through the Fund’s website at www.ameristock.com; and (ii) on the Securities and Exchange Commission website at www.sec.gov.

ALPS Distributors, Inc., distributor

Must be accompanied or preceded by a current prospectus which contains more information on fees, risks, and expenses. Please read it carefully before investing or sending money. For more information, please call 1(800)394-5064 or visit www.ameristock.com.

P.O. Box 44266
Denver, CO 80201-4266

Item 2 - Code of Ethics

Not applicable to semi-annual report.

Item 3 - Audit Committee Financial Expert

Not applicable to semi-annual report

Item 4 - Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10 - Submission of Matters to Vote of Security Holders

None.

Item 11 - Controls and Procedures

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)                                 There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)                    Not applicable.

(a)(2)                    The certification required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Ex.99.Cert.

(a)(3)                    Not applicable.

(b)                                 A certification of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERISTOCK MUTUAL FUND, INC.
By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive
Officer/ Treasurer/Principal
Financial Officer

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive
Officer/ Treasurer/Principal
Financial Officer

Date:	March 9, 2007